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                                                           UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549

                                                              FORM 8-K

                                                           CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of the
                                                  Securities Exchange Act of 1934

                                Date of Report (Date of earliest event reported): December 23, 2008


                                                           TIFFANY & CO.
----------------------------------------------------------------------------------------------------------------------
                                         (Exact name of registrant as specified in charter)


                  DELAWARE                                     1-9494                                   13-3228013
----------------------------------------------------------------------------------------------------------------------
         (State or Other Jurisdiction                       (Commission                                (IRS Employer
                of Incorporation)                           File Number)                         Identification No.)

                     727 FIFTH AVENUE, NEW YORK, NEW YORK                                               10022
             ------------------------------------------------------------             ------------------------------
                        (Address of Principal Executive Offices)                                      (Zip Code)

                                 Registrant's telephone number, including area code: (212) 755-8000


                                                           NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------
                                   (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01.        Other Events.

On December 23, 2008, the Registrant issued $100,000,000 of its 9.05% Series A Senior Notes due December 23, 2015 to a group of institutional purchasers in a transaction exempt from the registration requirements of the Securities Act of 1933. The proceeds of the Notes will be used to refinance existing indebtedness and for general corporate purposes. The Note Purchase Agreement requires a lump sum repayment upon maturity and maintenance of specific financial covenants and ratios and limits certain payments, investments and indebtedness, in addition to other requirements customary to such borrowings.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TIFFANY & CO.



     Dated:  December 30, 2008                By:    /s/Beth O. Canavan
                                                     ---------------------------
                                              Name:    Beth O. Canavan
                                              Title:   Executive Vice President